Exhibit 10.4
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
FIRST AMENDMENT TO DARK FIBER IRU AGREEMENT
This First Amendment to Dark Fiber IRU Agreement (“Amendment”) is between Metropolitan Fiber Systems of New York, Inc. (“MFS”), and RCN Telecom Services, Inc. (“RCN”), as successor-in-interest to RCN Telecom Services of New York, Inc.
WHEREAS, MFS and RCN Telecom Services of New York, Inc., the predecessor of RCN, entered into a Dark Fiber IRU Agreement dated May 8, 1997 (the “Agreement”); and
WHEREAS, RCN hereby elects to renew the Agreement for five years pursuant to the option to extend, as set forth in Section 25.b. of the Agreement; and
WHEREAS, MFS has agreed to accept, and RCN shall pay, a one time, all inclusive payment for such extension, which will satisfy RCN’s payment obligations under the Agreement and this Amendment, including, but not limited to Recurring Charges and WorldCom’s Maintenance Costs.
NOW THEREFORE, in consideration of the terms set forth in this Amendment, MFS and RCN agree as follows:
1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them by the Agreement.
2. Term. Section 11 of the Agreement is hereby deleted in its entirety and replaced with the following:
11. Term. The “Term” is hereby defined as being the period which commences on the date of this Agreement and which ends on December 31, 2011 unless earlier terminated pursuant to the terms of this Agreement. The period of time from January 2, 2007 through December 31, 2011 shall be referred to herein as the “Renewal Term.”
3. Renewal Fee. In consideration for the extension of the Agreement for five (5) years, RCN hereby agrees to pay to MFS a one time fee for the entire Renewal Term of ******* (“Renewal Fee”). The Renewal Fee shall be paid to MFS within thirty (30) days after receipt by RCN of an invoice from MFS for such fee. Payment of the Renewal Fee shall fully satisfy RCN’s obligations pursuant to Sections 18.b.(i) and (ii) of the Agreement for the Renewal Term, and RCN shall not have any additional obligation for Sections 18.b.(i) and (ii) beyond the Renewal Fee. There are no maintenance fees to be incurred or paid by RCN under this Amendment. All other payment obligations in the Agreement shall remain the same through the Renewal Term.

* Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4. Dedicated Fibers. The definition of “Dedicated Fibers” in the Agreement shall be modified by this Amendment and after the Amendment Effective Date shall consist solely of those certain designated fibers within the WorldCom Facilities as more particularly described in the attached Revised Exhibit 5. Any Dedicated Fibers in RCN’s possession that are not listed on the Revised Exhibit 5 have been relinquished by RCN and have been or will be returned to MFS within 30 days of final execution of this Amendment (“Relinquished Fibers”). After thirty (30) days following the execution of this Amendment, RCN shall only utilize the Dedicated Fibers set out in the Revised Exhibit 5.
5. Relinquished Fiber Process and Timeframe.
a) The parties shall cooperate and work together in good faith in order to help ensure the Relinquished Fibers are fully accessible and capable of being used by MFS within ninety (90) days following the execution of this Amendment; provided that RCN can request, and MFS shall approve an extension of this 90 day period for a commercially reasonable period of time for good cause shown, not to exceed ninety (90) additional days, except as otherwise mutually agreed upon. Except as otherwise mutually agreed upon by the parties, all Relinquished Fiber shall be returned to MFS’s use within one hundred eighty (180) days following the execution of this Amendment.
b) The parties agree that the process by which RCN shall relinquish the WorldCom Fiber shall primarily involve resplicing fiber back into the Verizon/MFS network. The parties agree to proceed with this effort according to the following:
i) On or before December 20, 2007, RCN shall deliver to MFS a proposed project plan and schedule providing an outline of RCN’s resplicing plan. This RCN resplicing project plan will identify the fibers to be relinquished along with the Verizon/MFS splice cases to be affected, and shall identify a preliminary timeframe for RCN’s proposed efforts. MFS shall review the RCN proposal and provide input and comments back to RCN (including an estimate of costs that MFS proposes would be reimbursed by RCN) within 10 business days following receipt of the plan. The parties shall thereafter work together and in good faith to finalize a resplicing plan that accommodates the operational needs and limitations of both parties. The parties acknowledge that the resplicing plan may need to be modified and adjusted on a periodic basis, and shall work together in good faith to facilitate any needed modifications, and minimize any associated costs.

ii) RCN shall begin resplicing work as soon as practicable following the execution of this First Amendment. RCN shall notify MFS no less than five (5) days prior to the time it intends to access Verizon/MFS splice cases for the purposes of resplicing Relinquished Fiber. Notice shall be provided to permit MFS to have one or two MFS representatives present at the time RCN accesses the splice case and performs the resplicing. Such representatives shall supervise the work and help ensure that the resplicing occurs according to commercially reasonable quality standards. The parties agree that, except in unusual circumstances, no more than two MFS representatives would need to be present for this work.
(iii) RCN shall reimburse MFS for any documented, commercially reasonable costs associated with time spent by MFS or its affiliate’s employees and contractors in supervising the resplicing efforts involved in the return of the Relinquished Fibers to MFS; provided that RCN’s total aggregate obligation and liability to MFS in connection with the reimbursement of MFS for activities relating to the return of Relinquished Fibers shall not exceed *******. Any personnel charges shall be calculated at the current billable rate for all MFS or its affiliate’s employees and contractors involved. MFS shall invoice RCN for all such charges and such charges shall be paid by RCN within thirty (30) days after receipt by RCN of the invoice(s).
6. Recurring Charges and WorldCom Maintenance Costs. In consideration of the mutual obligations contained in this Amendment, MFS, its parent company, affiliates, subsidiaries, directors, officers and employees shall release and forever hold harmless RCN, its parent company, affiliates, subsidiaries, directors, officers and employees from any claim, cause of action or right to payment associated with obligations RCN has or may have had relating to Recurring Charges or WorldCom Maintenance Costs that might be owed by RCN, or could have been assessed by MFS, during the original term (May 8, 1997-January 1, 2007) of the Agreement. The parties specifically confirm and acknowledge that RCN does not owe MFS any Recurring Charges or WorldCom Maintenance Costs under the Agreement.
7. Effective Date of Amendment. This Amendment shall be effective as of January 2, 2007 (“Amendment Effective Date”).
8. Savings Provision. Except as expressly provided herein, the Agreement shall remain in full force and effect as originally written.
9. Notices. The notices required or permitted by the Agreement shall be delivered in accordance with the provisions of Section 31of the Agreement to the following address(es) or such other addresses as the applicable party may specify by notice provided in accordance with Section 31 of the Agreement:

* Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

If to MFS:	Metropolitan Fiber Systems of New York, Inc.
Attn: Group Manager
Department 63353/107
2400 N. Glenville Dr.
Richardson, TX 75082

with a copy to:	Metropolitan Fiber Systems of New York, Inc.
Attn: Legal and External Affairs
2400 N. Glenville Dr.
Richardson, TX 75082

If to RCN:	RCN Telecom Services, Inc.
196 Van Buren Street
Herndon, VA 20170
ATTN: Vice President of Network Operations

with a copy to:	RCN Telecom Services, Inc.
196 Van Buren Street
Herndon, VA 20170
ATTN: General Counsel
10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above by their duly authorized representatives.

METROPOLITAN FIBER SYSTEMS OF NEW YORK, INC.	RCN TELECOM SERVICES, INC.

/s/ Ihab Tarazi	/s/ Peter Aquino

Name: Ihab Tarazi	Name: Peter Aquino

Title: Vice President	Title: President and CEO

Date: December 12, 2007	Date: December 5, 2007

Revised Exhibit 5
RCN Dedicated Fibers
The RCN Dedicated Fibers are shown on the attached diagram and are as follows:

Loop H	****** (****** Miles)	*** Fibers	**** Fiber Miles
H-Sub Loop	****** (****** Miles)	*** Fibers	**** Fiber Miles
Loop K	****** (****** Miles)	*** Fibers	**** Fiber Miles
Loop L	****** (****** Miles)	*** Fibers	**** Fiber Miles
Loop R2	****** (****** Miles)	*** Fibers	**** Fiber Miles
Loop S	****** (****** Miles)	*** Fibers	**** Fiber Miles
Loop T	****** (****** Miles)	*** Fibers	**** Fiber Miles
******* Total Fiber Miles

* Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.